UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

 December 3,  2007
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CHDT CORP.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
 (Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]Written communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
[_]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01           Entry into a Material Definitive Agreement

CHDT Corp. issued a press release on December 4, 2007, announcing the initial order for STP-branded power tools by a regional retail chain.  The press release is attached to this Report as Exhibit 99.1.

The Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated December 4, 2007, re: initial order for STP-branded power tools

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

CHDT CORPORATION

Date: December 5, 2007

/s/ Gerry McClinton, Chief Operating Officer

 EXHIBIT INDEX

EXHIBIT 99.1	Press Release, dated December 4, 2007, re: initial order for STP-branded power tools